UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2022

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On April 25, 2022, Neal J. Keating was named to the Board of Directors of Triumph Group, Inc. (the “Company”) as an independent member of the Board of Directors.

Mr. Keating served as Chief Executive Officer and Chairman of the Board of Kaman Corporation, an aerospace and defense company, for 13 years. While at Kaman, he led the company’s portfolio reshaping, overseeing a significant increase in revenues. He was previously Chief Operating Officer at Hughes Supply, an industrial distribution business, until it was acquired by Home Depot in 2006, and Chief Executive Officer of GKN Aerospace, a global aerospace supplier, and a Board member for GKN plc, its parent company. He also served as Board member for Agusta Westland, a helicopter design and manufacturing company. Earlier in his career, Mr. Keating spent more than two decades at Rockwell Collins, an aerospace company, holding roles of increasing responsibility, including EVP and Chief Operating Officer, Commercial Systems. Mr. Keating is an experienced board member, and currently serves on the boards of Hubbell Inc., a publicly traded company, and Embry-Riddle Aeronautical University. Mr. Keating received a degree in electrical engineering from the University of Illinois and an MBA from the University of Chicago.

There are no related person transactions between the Company or any of its subsidiaries and Mr. Keating.

Mr. Keating will receive the cash compensation paid to the Company’s non-employee directors, pro-rated for fiscal 2023. Reference is made to the Company’s non-employee director compensation program referenced as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2021, for a description of the compensation program.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 25, 2022	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer and Senior Vice President, General Counsel and Secretary